                                                                   EXHIBIT 10.28
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                STANDARD SUBLEASE

                 (Long form to be used with pre-1996 AIR leases)

      1. PARTIES. This Sublease, dated, for reference purposes only, October 7, 2002, is made by and between Inter-Tel Technologies, Inc. ("SUBLESSOR") and Vixel Corporation ("SUBLESSEE").

      2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 10 Faraday, Suite 200 located in the County of Orange, State of California, and generally described as (describe briefly the nature of the property) the whole second floor of the 2-story, R&D building at 10 Faraday, Irvine, 92618 ("Premises").

      3. TERM.

         3.1 TERM. The term of this Sublease shall be for two (2) years, seven
(7) months commencing on December 1, 2002 and ending on June 30, 2005 unless sooner terminated pursuant to any provision hereof.

         3.2 DELAY IN COMMENCEMENT. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease. Sublessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty days after the commencement date, Sublessee may, at its option, by notice in writing within ten days after the end of such sixty day period, cancel this Sublease, in which event the Parties shall be discharged from all obligations hereunder, If such written notice is not received by Sublessor within said ten day period, Sublessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Sublessee when required and Sublessee does not terminate this Sublease, as aforesaid, any period of rent abatement that Sublessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Sublessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Sublessee. If possession is not delivered within 120 days after the commencement date, this Sublease shall automatically terminate unless the Parties agree, in writing, to the contrary.

      4. RENT.

         4.1 BASE RENT. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $8,333.33 in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $8,333.33 as Base Rent for December 1, 2002 (See also addendum section
14). Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

         4.2 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("RENT"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

      5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $25,000.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten days after written demand therefore forward to Sublessor an amount sufficient to restore said Deposit to the full amount provided for herein and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said Deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said Deposit, or so much thereof as has not therefore been applied by Sublessor, shall be returned, without payment of Interest to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

      6. USE.

         6.1 AGREED USE. The Premises shall be used and occupied only for general office use and for no other purpose.

         6.2 COMPLIANCE. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Sublessor's expense. If Sublessee does not give Sublessor written notice of a non-compliance with this warranty within six months following the commencement date, correction of that non-compliance shall be the obligation of Sublessee at its sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Sublease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("CAPITAL EXPENDITURE"), Sublessor and Sublessee shall allocate the cost of such work as follows:

         (a) If such Capital Expenditures are required as a result of the specific and unique use of the Premises by Sublessee as compared with uses by tenants in general, Sublessee shall be fully responsible for the cost thereof provided, however, that if such Capital Expenditure is required during the last two years of this Sublease and the cost thereof exceeds six months' Base Rent, Sublessee may instead terminate this Sublease unless Sublessor notifies Sublessee in writing, within ten days after receipt of Sublessees's termination notice that Sublessor has elected to pay the difference between the actual cost thereof and the amount equal to six months' Base Rent. If the Parties elect termination, Sublessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Sublessor written notice specifying a termination date at least ninety days thereafter. Such termination date shall, however, in no event be earlier then the last day that Sublessee could legally utilize the Premises without commencing such Capital Expenditure.

         (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Sublessee (such as governmentally mandated seismic modifications, then Sublessor shall pay for said Capital Expenditure and the cost thereof shall be prorated between the Sublessor and Sublessee and Sublessee shall only be obligated to pay, each month during the remainder of the term of this Sublease, on the date on which Rent is due, an amount equal to the product of multiplying the cost of such Capital Expenditure by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such Capital Expenditure as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Sublessor's accountant), with Sublessee reserving the right to prepay its obligation at any time. Provided, however, that if such Capital Expenditure is required during the last two years of this Sublease or if Sublessor reasonably determines that it is not economically feasible to pay its share thereof, Sublessor shall have the option to terminate this Sublease upon ninety days prior written notice to Sublessee unless Sublessee notifies Sublessor, in writing, within ten days alter receipt of Sublessor's termination notice that Sublessee will pay for such Capital Expenditure. If Sublessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Sublessee may advance such funds and deduct same, with interest, from Rent until Sublessor's share of such costs have been fully paid. If Sublessee is unable to finance Sublessor's share, or if the balance of the Rent due and payable for the remainder of this Sublease is not sufficient to fully reimburse Sublessee on an offset basis, Sublessee shall have the right to terminate this Sublease upon ten days written notice to Sublessor.

         (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Sublessee as a result of an actual or proposed change in use, change In intensity of use, or modification to the Premises then, and in that event, Sublessee shall be fully responsible for the cost thereof, and Sublessee shall not have any right to terminate this Sublease.

         6.3 ACCEPTANCE OF PREMISES AND LESSEE. Sublessee acknowledges that:

         (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use,

         (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and

         (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

In addition, Sublessor acknowledges that:

         (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and

         (b) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

      7. MASTER LEASE

         7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "MASTER LEASE", a copy of which is attached hereto marked
Exhibit 1, wherein 10 Faraday Partners, a California general partnership is the lessor, hereinafter the "MASTER LESSOR"

         7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

         7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

         7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: Sections 7.1(b), 7.1(c), 10.2, and 11.

         7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSEE'S ASSUMED OBLIGATIONS". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSOR'S REMAINING OBLIGATIONS".

         7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

         7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.


         7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

     8.  ASSIGNMENT OF SUBLEASE AND DEFAULT.
         8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

         8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, it Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

         8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Real due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such

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Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

         8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

      9. CONSENT OF MASTER LESSOR.

      9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

         9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 day of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

         9.3 In the event that Master Lessor does give such consent then:

            (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.


            (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

            (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

            (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

            (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or anyone else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

            (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

         9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

         9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

         9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

     10. BROKERS FEE

         10.1     Intentionally omitted.

                  Per separate agreement.

         10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

         10.3 Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker Is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.

         10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

         10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

     11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's lees to be paid by the losing party as fixed by the Court,

     12.  Intentionally omitted.
         See additional provisions in addendum.

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ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN
INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

l. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

Executed at:  Irvine, CA
              ----------------------------------------------------------     -----------------------------------


on:  Nov. 4, 2002                                                            By  /s/  David Krietzberg
     -------------------------------------------------------------------     -----------------------------------
Address:  10 Faraday                                                         By  David Krietzberg
        ----------------------------------------------------------------     -----------------------------------
                                                                             "Sublessor" (Corporate Seal)



Executed at:  Bothell, WA
             -----------------------------------------------------------     -----------------------------------


on:  November 1, 2002                                                        By  /s/  Kurtis L. Adams
     -------------------------------------------------------------------     -----------------------------------
Address:  1191 North Creek Parkway                                           By   Kurtis L. Adams
        ----------------------------------------------------------------     -----------------------------------
                 Bothell, WA  98011                                          "Sublessee" (Corporate Seal)



Executed at:
             -----------------------------------------------------------     -----------------------------------


on:                                                                          By
     -------------------------------------------------------------------     -----------------------------------
Address:                                                                     By
       ----------------------------------------------------------------      -----------------------------------
                                                                             "Master Lessor" (Corporate Seal)

NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 SO. FLOWER ST., SUITE 600, LOS ANGELES, CA 90017, (213)687-8777.

      ADDENDUM FOR SUBLEASE BY AND BETWEEN INTER-TEL TECHNOLOGIES, INC., AS
                 SUBLESSOR AND VIXEL CORPORATION, AS SUBLESSEE,
                                OCTOBER 31, 2002

13. "AS-IS" CONDITION. Sublessee shall take the Premises in an "as-is", present condition, except for Sublessor's cleaning of the ceiling tiles and air filters visual to the eye on a onetime basis, by no later than the lease commencement date. Any and all tenant improvements to the Premises are to be performed solely by the Sublessee, subject to the prior written consent by the Sublessor and Master Lessor. Sublessee shall take full responsibility for determining the suitability of the Premises, including but not limited to its compliance with any and all applicable building codes including the American with Disabilities Act ("ADA"). If the Premises must be altered in order to comply with ADA at any time during the term of the sublease, either Sublessor or Sublessee has the option to terminate the sublease rather than make the changes if the changes include the installation of an elevator or other major structural modifications.

14. BASE RENT. Base rent as referenced in section 4.1 of the Sublease shall be full service gross, flat for the term, except that Sublessee shall separately meter and be responsible for any and all electricity costs in connection with the air conditioning unit used to cool the server room to be installed by the Sublessee, and the Sublessee shall be responsible for paying its prorata share of operating expense increases over the 2003 base year.

15. OPERATING EXPENSE INCREASE. Sublessee shall pay to Sublessor during the term hereof, in addition to the Base Rent, Sublessee's Share of the amount by which all Operating Expenses for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense increase", in accordance with the following provisions.

     (a) "BASE YEAR" is 2003.

     (b) "COMPARISON YEAR" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Sublessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first 12 months of the Lease Term. Sublessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Sublessee is responsible for a share of such increase.

     (c) "OPERATING EXPENSES" include all costs incurred by Sublessor relating to the operation of the Building calculated as if the Building was at least 95% `occupied, including, but not limited to, the following:

            (i) The operation, repair, and maintenance in neat, clean, safe, good order and condition, but not the replacement (see subparagraph (g)), of the following:

               (aa) The Common Areas, including their surfaces, coverings, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaping areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates.

               (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, communication systems and other equipment used in common by, or for the benefit of Sublessee or occupants of the Building, including fire detection systems including sprinkler system maintenance and repair.

      ADDENDUM FOR SUBLEASE BY AND BETWEEN INTER-TEL TECHNOLOGIES, INC., AS
                 SUBLESSOR AND VIXEL CORPORATION, AS SUBLESSEE,
                                OCTOBER 31, 2002

            (ii) Trash disposal, janitorial and security services, pest control services, and the costs of any environmental inspections;

            (iii) Any other service to be provided by Sublessor that is elsewhere in the Master Lease stated to be an `Operating Expense";

            (iv) The cost of premiums for the insurance policies maintained by Sublessor pursuant to applicable paragraphs in the Master Lease.

            (v) The amount of the Real Property Taxes payable by Sublessor pursuant to applicable paragraphs in the Master Lease;

            (vi) The costs of water, sewer, gas, electricity, and other publicly mandated services not separately metered;

            (vii) Labor, salaries, and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Building and accounting and management fees attributable to the operation of the Building.

            (viii) The cost of any Capital Expenditure to the Building or the Building covered under the applicable paragraphs in the Master Lease;

     (d) Any item of Operating Expense that is specifically attributable to the Premises, the Building or to any other building in the Building or to the operation, repair and maintenance thereof, shall be allocated entirely to such Premises, Building or other building,

      (e) Sublessee's Share of Operating Expense Increase shall be payable by Sublessee within 30 days after a reasonably detailed statement of actual expenses presented to Sublessee by Sublessor. At Sublessor's option, however, an amount may be estimated by Sublessor from time to time in advance of Sublessee's Share of Operating Expenses Increase for any Comparison Year, and the same shall be payable monthly during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the even that Sublessee pay Sublessor's estimate of Sublessee's Share of Operating Expense Increase as aforesaid, Sublessor shall deliver to Sublessee within 60 days after the expiration of each Comparison year a reasonably detailed statement showing Sublessee's Share of the actual Operating Expense Increase incurred during such year. If Sublessee's payments under this paragraph (e) during said Comparison Year exceed Sublessee's Share as indicated on said statement, Sublessee payments shall be entitled to credit the amount of such overpayment against Sublessee's Share as indicated on said statement, Sublessee shall pay to Sublessor the amount of the deficiency within thirty (30) days after delivery by Sublessor to Sublessee of said statement. Sublessor and Sublessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Sublessee is responsible as to Operating Expense Increase, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

      (f) Operating Expenses shall not include the costs of replacement for equipment or capital components such as the roof, foundations, exterior walls or a Common Area capital improvement, such as the parking lot paving, elevators, fences that have a useful life for accounting purposes of 5 years or more unless it is the type describe in paragraph 4.2(c)
      (viii), in which case their cost shall be included as above provided.

      Operating Expenses shall not include any expenses paid by any tenant directly to third parties, or as to which Sublessor is otherwise reimbursed by any thing party, other tenant, or by insurance proceeds.

      ADDENDUM FOR SUBLEASE BY AND BETWEEN INTER-TEL TECHNOLOGIES, INC., AS
                 SUBLESSOR AND VIXEL CORPORATION, AS SUBLESSEE,
                                OCTOBER 31, 2002

16.   UTILITIES AND SERVICES.

16.1 SERVICES PROVIDED BY SUBLESSOR. Sublessor shall provide heating, ventilation, air conditioning, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use in connection with an office, and the provision of replacement light bulbs and/or fluorescent tubes and ballasts, not the labor to replace, the standard overhead fixtures. Sublessor shall also provide janitorial services to the Premises and Common Areas 3 limes per week, excluding Building Holidays as defined in the Master Lease. Sublessor shall not, however, be required to provide janitorial services to the shower included within the Premises, and any such additional janitorial service shall be at the sole cost and responsibility of Sublessee.

16.2 SERVICES EXCLUSIVE TO SUBLESSEE. Sublessee shall be responsible for the payment of any and all telephone service to the Premises including any cost of installation of said service or equipment.

16.3 HOURS OF SERVICE. Sublessee shall have access to its Premises seven (7) days per week, twenty-four (24) hours per day.

16.4 EXCESS USAGE BY SUBLESSEE. Sublessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities and services, including but not limited to security and trash services, over standard office usage for the Building. Sublessor shall require Sublessee to reimburse Sublessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Sublessee. Sublessor may, provided it is commercially reasonable, install at Sublessee's expense supplemental equipment and/or separate metering applicable to Sublessee's excess usage or loading.

17. SERVER ROOM.

17.1 SERVER ROOM MODIFICATIONS. Sublessee shall be required to pay for all of the costs associated with setting up a room within its Premises to contain its server and other telephony and computer equipment (hereinafter referred to as "Server Room"), including but not limited to designing and engineering, permitting, installing equipment and modifying ducting to said Server Room. Prior to undertaking physical work on the Server Room, Sublessee shall have secured permits by the appropriate local city government authorities, and shall give Sublessor advance written notice of its plans. Any work on the Server Room shall be completed in a substantial, good and workmanlike manner to Sublessor's and Master Lessor's satisfaction.

In the event Sublessee shall not make such Server Room modifications in the manner required herein, or shall fail to make modifications deemed necessary by the Master Lessor, Sublessor or local municipal building authority, Sublessee shall be responsible for any and all sums expended by Master Lessor or Sublessor to bring the improvements into compliance. In addition, the Sublessee shall be responsible for returning the Server Room to its original condition at the time the Sublessee vacates the Premises. In the event Sublessee fails to bring the server room back to its original condition,

      ADDENDUM FOR SUBLEASE BY AND BETWEEN INTER-TEL TECHNOLOGIES, INC., AS
                 SUBLESSOR AND VIXEL CORPORATION, AS SUBLESSEE,
                                OCTOBER 31, 2002

Sublessee shall be responsible for any and all sums expended by Master Lessor or Sublessor to return the server room to its original condition.

18. INTERRUPTIONS. There shall be no abatement of rent and Sublessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Sublessor's reasonable control or in cooperation with governmental request or directions.

19. EARLY ACCESS. Notwithstanding any other provision of this Sublease, Sublessor hereby grants Sublessee, (including Sublessee's employees, agents and contractors) a non-exclusive, revocable license to enter into and upon Premises from the date of execution of this Sublease and Master Lessor's consent to and including the Commencement Date ("License") in order that Sublessee may: (1) inspect, test and analyze the Premises and any Building system or components,
(2) prepare Sublessee's plans to shampoo the carpet, paint the Premises, build the Server Room, install any Sublessee-specific security system, and (3) perform any of the work as detailed above. Notwithstanding the above, the Commencement Date shall not be extended or postponed due to any delay experienced by the Sublessee to prepare or complete the work described above.

20. PARKING.

20.1 SUBLESSOR'S EXCLUSIVE PARKING. Sublessor shall have the right to use on an exclusive basis the first four (4) spaces closest to the front door on the left side of the parking lot (north side).

20.2 EXCESS PARKING. Pursuant to Provision 1.2 of the master lease, Sublessee shall rights to use up to 29 parking spaces of the 58 total parking spaces attributable to the Building. In the event that parking spaces over and above the 29 spaces are not in use by the Sublessor, Sublessee shall have rights to use on an as as-available, first come, first serve daily basis only; no additional rights to park above the 29 parking space limit shall be assumed or implied.

21. SIGNAGE. Sublessee shall have rights to install a monument sign at the entrance to the Building's parking lot on the right side opposite the Sublessor's monument sign, and on the front entrance to the Building, provided that the following circumstances are satisfied: 1) Both signs shall be equal to or smaller in scale and size than the equivalent signs of the Sublessor, 2) Both signs shall be designed, permitted, made, installed and removed at the expiration of the Sublease, at the sole cost and expense of the Sublessee, and
3) Both signs shall be subject to the prior written approval of the City of Irvine and/or any other government authority over signage, the Sublessor and the Master Lessor, 4) Installations and removals of both signs shall be completed in a substantial, good and workmanlike manner to the Sublessor's and Master Lessor's satisfaction.

      ADDENDUM FOR SUBLEASE BY AND BETWEEN INTER-TEL TECHNOLOGIES, INC., AS
                 SUBLESSOR AND VIXEL CORPORATION, AS SUBLESSEE,
                                OCTOBER 31, 2002

22. COUNTERPART. This sublease shall not be effective until signed by both parties and Master Lessor consents in writing to the sublease. The sublease and consent documents may be executed in counterpart and a fax signature shall have the same force and effect as an original.


Executed at:  Irvine, CA
              ---------------------------------------         ------------------------------------------------

On:  Nov. 4, 2002                                             By  /s/  David Krietzberg
     ------------------------------------------------             --------------------------------------------
Address:  10 Faraday                                          By  David Krietzberg
          -------------------------------------------             --------------------------------------------
                                                              Sublessor    VP Finance & CFO

Executed at:  Bothell, WA
              ---------------------------------------         ------------------------------------------------

On:  November 1, 2002                                         By  /s/  Kurtis L. Adams
     ------------------------------------------------             --------------------------------------------
Address:  1191 North Creek Parkway So.                        By  Kurtis L. Adams, CFO
          -------------------------------------------             --------------------------------------------
                 Bothell, WA  98011                           Sublessee

Executed at:
            -----------------------------------------         ------------------------------------------------

On:                                                           By
   --------------------------------------------------           ----------------------------------------------
Address:                                                      By
        ---------------------------------------------           ----------------------------------------------
                                                              Master Lessor